Note 6 - Government Relief Funding	12 Months Ended
Dec. 31, 2020
Notes to Financial Statements
Short-term Debt [Text Block]

(6)   Government Relief Funding

On April 11, 2020, the Company entered into a Note Agreement with PNC amounting to $6.9 million pursuant to the Coronavirus Aid, Relief, and Economic Security Act’s (“CARES Act”) Paycheck Protection Program (the “PPP Loan”). Amounts outstanding under the PPP Loan will bear interest at 1% per annum as of the date of disbursement. Interest will be calculated based on the actual number of days that principal is outstanding over a year of 360 days. The PPP Loan matures in two years after the receipt of the loan proceeds.

During fourth quarter 2020, the Company applied to PNC for forgiveness of the amount due on the PPP Loan in an amount based on the sum of the following costs incurred by the Company’s U.S. operations during the 24-week period beginning on the date of first disbursement (For payroll costs, it is beginning on the date of the first pay period following disbursement. For non-payroll costs, it is beginning on the date of first disbursement.) of the PPP Loan: (a) payroll costs; (b) any payment on a covered rent obligation; and (c) any covered utility payment. The amount of forgiveness shall be calculated (and may be reduced) in accordance with the requirements of the Paycheck Protection Program, including the provisions of Section 1106 of the CARES Act. The forgiveness amount will be subject to the Small Business Administration’s review. Any outstanding principal amount under the PPP Loan that is not forgiven shall convert to an amortizing term loan.

The Company recognized the PPP Loan following the government grant accounting by analogy to International Accounting Standards (“IAS”) 20, “Accounting for Government Grants and Disclosure of Government Assistance” (“IAS 20”). In accordance with IAS 20, a deferred income liability is recognized for the principal amount estimated to be forgiven and is amortized to other income on a systematic and rational basis. Any outstanding principal amount not expected to be forgiven is recognized as other debt. As the Company expects that the full amount of the PPP Loan will be forgiven, the entire $6.9 million was recognized as a deferred income liability during second quarter and fully amortized to other income in the consolidated statements of operations during the year, as the related expenses it was intended to offset were incurred from April 2020 to June 2020. If, despite the Company’s good-faith belief that given its circumstances the Company satisfied all eligible requirements for the PPP Loan, the Company is later determined to have not been in compliance with these requirements or it is otherwise determined that it was ineligible to receive the PPP Loan, the Company may be required to repay the PPP Loan in its entirety and/or be subject to additional penalties.